EXHIBIT 99
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                             ADVANCED TECHNOLOGY VENTURES VII, L.P.

                             By:  ATV Associates VII, L.L.C.

                                  By: /s/ Wesley Raffel
                                      --------------------------
                                      Wesley Raffel
                                      Managing Director


                             ADVANCED TECHNOLOGY VENTURES VII(B), L.P.

                             By:  ATV Associates VII, L.L.C.

                                  By: /s/ Wesley Raffel
                                      --------------------------
                                      Wesley Raffel
                                      Managing Director


                             ADVANCED TECHNOLOGY VENTURES VII(C), L.P.

                             By:  ATV Associates VII, L.L.C.

                                  By: /s/ Wesley Raffel
                                      --------------------------
                                      Wesley Raffel
                                      Managing Director


                             ATV Entrepreneurs VII, L.L.C.

                             By:  ATV Associates VII, L.L.C.

                                  By: /s/ Wesley Raffel
                                      --------------------------
                                      Wesley Raffel
                                      Managing Director


                             ATV Alliance 2003, L.P.

                             By:  ATV Associates VII, L.L.C.

                                  By: /s/ Wesley Raffel
                                      --------------------------
                                      Wesley Raffel
                                      Director

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                             ADVANCED TECHNOLOGY VENTURES VI, L.P.

                             By:  ATV Associates VI, L.L.C.

                                  By: /s/ Wesley Raffel
                                      --------------------------
                                      Wesley Raffel
                                      Managing Director


                             ATV Entrepreneurs VI, L.L.C.

                             By:  ATV Associates VI, L.L.C.

                                  By: /s/ Wesley Raffel
                                      --------------------------
                                      Wesley Raffel
                                      Managing Director